Exhibit 99.3

Appendix E

Unaudited pro forma condensed combined financial information

The following unaudited pro forma condensed combined financial information gives effect to the October 8, 2026 acquisition involving TruGolf Holdings, Inc. (TruGolf), Polymath Research Inc. (Polymath) and 18141991 Canada Inc., TruGolf’s wholly owned subsidiary (SubCo), together with the related financing. Polymath and SubCo amalgamated under the Canada Business Corporations Act, and the resulting corporation became a wholly owned subsidiary of TruGolf.

Management has identified Polymath as the accounting acquirer and TruGolf as the accounting acquiree. The transaction is presented as a reverse acquisition of TruGolf’s operating business under ASC 805, Business Combinations, including ASC 805-40. Polymath’s historical assets, liabilities and accumulated earnings continue, and its capital is recast into TruGolf’s legal equity structure. TruGolf’s identifiable assets and assumed liabilities are subject to acquisition accounting.

The unaudited pro forma condensed combined balance sheet gives effect to the transactions as if they occurred on June 30, 2026. The unaudited pro forma condensed combined statements of operations and comprehensive income or loss for the year ended December 31, 2025 and the six months ended June 30, 2026 give effect to the transactions as if they occurred on January 1, 2025. October 8, 2026 remains the acquisition date for measurement under U.S. GAAP.

This information has been prepared under Article 11 of Regulation S-X and should be read with the historical financial statements and related notes of TruGolf and Polymath included or in TruGolf’s filings on EDGAR at www.sec.gov. The historical amounts are presented in U.S. dollars. TruGolf historical share and per share amounts reflect the September 29, 2026 one-for-ten reverse stock split in addition to splits already reflected in its historical statements. The securities issued at closing are on the post-split basis.

The information is illustrative and does not represent the financial position or results that would necessarily have occurred on the assumed dates or predict future results. The acquisition accounting is preliminary. No Management’s Adjustments for synergies or cost savings are included, and no Autonomous Entity Adjustments are applicable to the transaction as presented.

Closing issuance and financing	Amount
Class A shares issued to Polymath shareholders	257,494 shares
Series C shares issued to Polymath shareholders	136,956 shares
Series C aggregate stated value	$136,956,000
Series B preferred shares issued in the financing	3,278 shares
Gross financing proceeds received in cash	$2,950,000
Financing costs payable (legal fees $250,000; Cohen Offering Fee $105,000)	$(355,000)
Net proceeds	$2,595,000

E-1

Unaudited pro forma condensed combined balance sheet

As of June 30 2026

U.S. dollars except share and per share data

Assets

	Polymath historical	TruGolf historical	Acquisition and related items		Financing adjustments	Pro forma combined
Cash and cash equivalents	1,394,072	6,374,349	—		2,950,000	10,718,421
Restricted cash	—	2,100,000	—		—	2,100,000
Accounts receivable, net	—	1,265,013	—		—	1,265,013
Inventory, net	—	1,391,316	—		—	1,391,316
Prepaid expenses and other current assets	310,234	1,057,780	—		—	1,368,014
Total current assets	1,704,306	12,188,458	—		2,950,000	16,842,764
Crypto assets	10,791,898	—	—		—	10,791,898
Property and equipment, net	1,453	483,963	(83,963	)(b)	—	401,453
Capitalized software and developed technology, net	—	4,877,603	(4,877,603	)(b)	—	—
Operating lease right of use assets	—	417,947	—		—	417,947
Deferred tax assets	346,424	—	—		—	346,424
Other identifiable intangible assets	—	—	4,250,000	(b)	—	4,250,000
Other noncurrent assets	—	31,023	—		—	31,023
Goodwill	—	—	5,456,299	(b)	—	5,456,299
Total noncurrent assets	11,139,775	5,810,536	4,744,733		—	21,695,044
Total assets	12,844,081	17,998,994	4,744,733		2,950,000	38,537,808

Transaction Accounting Adjustments are separated between acquisition and related items and financing adjustments. A dash represents zero.

The financing cash adjustment is the $2,950,000 of gross proceeds from the Series B financing; the related costs are presented as accounts payable (adjustment a).

Polymath’s crypto assets continue under its historical accounting policy and are not remeasured as assets acquired in the reverse acquisition.

The accompanying notes are an integral part of this unaudited pro forma financial information.

E-2

Unaudited pro forma condensed combined balance sheet continued

As of June 30 2026

U.S. dollars except share and per share data

Liabilities

	Polymath historical	TruGolf historical	Acquisition and related items		Financing adjustments		Pro forma combined
Accounts payable	1,847,014	3,249,204	—		355,000	(a)	5,451,218
Income taxes payable	102,011	—	—		—		102,011
Contract liabilities and deferred revenue	—	5,180,889	—		—		5,180,889
Notes payable, current	—	291,507	—		—		291,507
Related party notes payable, current	—	2,100,000	—		—		2,100,000
Bank line of credit	—	802,738	—		—		802,738
Dividend notes payable	—	118,362	(5,000	)(b)	—		113,362
Accrued interest	—	594,590	—		—		594,590
Accrued expenses and other current liabilities	4,965	1,903,430	—		—		1,908,395
Operating lease liabilities, current	—	293,132	—		—		293,132
Total current liabilities	1,953,990	14,533,852	(5,000)		355,000		16,837,842
Related party payable, noncurrent	5,340	—	—		—		5,340
Notes payable, noncurrent	—	268,500	—		—		268,500
Gross sales royalty payable	—	1,000,000	(100,000	)(b)	—		900,000
Operating lease liabilities, noncurrent	—	136,361	—		—		136,361
Total liabilities	1,959,330	15,938,713	(105,000)		355,000		18,148,043
Series B preferred stock (temporary equity)	—	—	—		2,595,000	(a,d)	2,595,000

Acquired contract liabilities are carried at their ASC 606 amounts.

The accompanying notes are an integral part of this unaudited pro forma financial information.

E-3

Unaudited pro forma condensed combined balance sheet continued

As of June 30 2026

U.S. dollars except share and per share data

Stockholders equity

	Polymath historical	TruGolf historical	Acquisition and related items		Financing adjustments	Pro forma combined
Series A preferred stock	—	—	3,490,000	(c,d)	—	3,490,000
Series C preferred stock	—	—	14	(c,d)	—	14
Class A common stock	—	156	3	(c)	—	159
Class B common stock	—	2	(2	)(c)	—	—
Polymath common stock	1	—	(1)		—	—
Treasury stock	—	(2,382,000)	2,382,000		—	—
Additional paid in capital	1,307,847	52,687,711	(46,784,869	)(c,f)	—	7,210,689
Retained earnings (accumulated deficit)	9,768,054	(48,245,588)	45,762,588	(c,f)	—	7,285,054
Accumulated other comprehensive loss	(191,151)	—	—		—	(191,151)
Total stockholders equity	10,884,751	2,060,281	4,849,733		—	17,794,765
Total liabilities, temporary equity and equity	12,844,081	17,998,994	4,744,733		2,950,000	38,537,808

TruGolf’s historical equity is eliminated in the reverse acquisition. The following amounts are components of adjustment (c); they are combined with the measured acquisition and legal capital entries in the statement above.

Historical TruGolf equity eliminated	Adjustment
Class A common stock	$(156)
Class B common stock	$(2)
Additional paid in capital	$(52,687,711)
Treasury stock	$2,382,000
Accumulated deficit	$48,245,588
Total historical equity eliminated	$(2,060,281)

The accompanying notes are an integral part of this unaudited pro forma financial information.

E-4

Unaudited pro forma condensed combined statement of operations and comprehensive income

Year ended December 31 2025

U.S. dollars except share and per share data

	Polymath historical	TruGolf historical	Acquisition and related items		Financing adjustments		Pro forma combined
Revenue	4,221,195	18,878,997	—		—		23,100,192
Operating costs and expenses
Cost of revenue	—	9,359,380	—		—		9,359,380
Salaries, wages and benefits	3,388,574	4,615,951	—		—		8,004,525
Selling, general and administrative expenses	2,202,140	11,006,020	(391,998	)(b)	—		12,816,162
Professional fees	2,728,114	—	2,483,000	(f)	—		5,211,114
Management fees	308,465	—	—		—		308,465
Total operating costs and expenses	8,627,293	24,981,351	2,091,002		—		35,699,646
Operating income (loss)	(4,406,098)	(6,102,354)	(2,091,002)		—		(12,599,454)
Interest income	22,083	265,708	—		—		287,791
Interest expense	—	(3,256,687)	—		—		(3,256,687)
Loss on extinguishment of debt	—	(6,135,160)	—		—		(6,135,160)
Contribution income	33,525,921	—	—		—		33,525,921
Realized loss on crypto assets	(428,063)	—	—		—		(428,063)
Unrealized loss on crypto assets	(28,361,996)	—	—		—		(28,361,996)
Unrealized gain on equity investments	85,849	—	—		—		85,849
Currency gains	5,149	—	—		—		5,149
Other income (expense)	—	600	—		—		600
Total other income (expense)	4,848,943	(9,125,539)	—		—		(4,276,596)
Income (loss) before income taxes	442,845	(15,227,893)	(2,091,002)		—		(16,876,050)
Income tax benefit	4,315,727	—	—		—		4,315,727
Net income (loss)	4,758,572	(15,227,893)	(2,091,002)		—		(12,560,323)
Other comprehensive income	415,336	—	—		—		415,336
Comprehensive income (loss)	5,173,908	(15,227,893)	(2,091,002)		—		(12,144,987)
Income (loss) available to common stockholders	4,758,572	(15,227,893)	(2,091,002	)(g)	(327,800	)(g)	(12,888,123)
Weighted average common shares, basic	10,003,363	29,631.3	See (g)		See (g)		1,594,456
Weighted average common shares, diluted	12,594,903	29,631.3	See (g)		See (g)		1,594,456
Earnings (loss) per common share, basic	$0.48	$(513.91)	See (g)		See (g)		$(8.08)
Earnings (loss) per common share, diluted	$0.38	$(513.91)	See (g)		See (g)		$(8.08)

Historical TruGolf EPS reflects the March and September 2026 reverse splits; historical Polymath EPS is in Polymath shares. Pro forma EPS is explained in Note 5.

The accompanying notes are an integral part of this unaudited pro forma financial information.

E-5

Unaudited pro forma condensed combined statement of operations and comprehensive loss

Six months ended June 30 2026

U.S. dollars except share and per share data

	Polymath historical	TruGolf historical	Acquisition and related items		Financing adjustments		Pro forma combined
Revenue	1,269,856	10,812,442	—		—		12,082,298
Operating costs and expenses
Cost of revenue	—	4,663,548	—		—		4,663,548
Salaries, wages and benefits	1,835,767	2,033,976	—		—		3,869,743
Selling, general and administrative expenses	522,579	5,631,503	(382,750	)(b)	—		5,771,332
Professional fees	1,657,920	—	—		—		1,657,920
Management fees	45,401	—	—		—		45,401
Total operating costs and expenses	4,061,667	12,329,027	(382,750)		—		16,007,944
Operating income (loss)	(2,791,811)	(1,516,585)	382,750		—		(3,925,646)
Interest income	21,479	100,340	—		—		121,819
Interest expense	—	(470,865)	—		—		(470,865)
Other income (expense)	5,426	(7,992)	—		—		(2,566)
Realized loss on crypto assets	(693,301)	—	—		—		(693,301)
Unrealized loss on crypto assets	(5,475,399)	—	—		—		(5,475,399)
Loss on disposal of equity investment	(76,151)	—	—		—		(76,151)
Currency gains	67,996	—	—		—		67,996
Total other income (expense)	(6,149,950)	(378,517)	—		—		(6,528,467)
Income (loss) before income taxes	(8,941,761)	(1,895,102)	382,750		—		(10,454,113)
Income tax benefit	610,117	—	—		—		610,117
Net income (loss)	(8,331,644)	(1,895,102)	382,750		—		(9,843,996)
Other comprehensive loss	(24,057)	—	—		—		(24,057)
Comprehensive income (loss)	(8,355,701)	(1,895,102)	382,750		—		(9,868,053)
Income (loss) available to common stockholders	(8,331,644)	(1,895,102)	382,750	(g)	(163,900	)(g)	(10,007,896)
Weighted average common shares, basic	10,006,129	86,800	See (g)		See (g)		1,594,524
Weighted average common shares, diluted	10,006,129	86,800	See (g)		See (g)		1,594,524
Earnings (loss) per common share, basic	$(0.83)	$(21.83)	See (g)		See (g)		$(6.28)
Earnings (loss) per common share, diluted	$(0.83)	$(21.83)	See (g)		See (g)		$(6.28)

Polymath’s $21,479 of interest on a related-party loan, reported as other income, is presented as interest income, and its $5,426 of contribution income is presented in other income (expense).

The accompanying notes are an integral part of this unaudited pro forma financial information.

E-6

Notes to unaudited pro forma financial information

Note 1 Description of the transaction

On October 8, 2026, TruGolf completed its acquisition of Polymath under the Acquisition Agreement dated August 17, 2026, as amended on September 8 and September 29, 2026. Polymath amalgamated with SubCo, and the amalgamated company became a wholly owned subsidiary of TruGolf. Polymath shareholders received 257,494 Class A shares and 136,956 Series C preferred shares. Each Series C share has a $1,000 stated value and converts into Class A shares at $11.82 per share once stockholder and Nasdaq approvals are obtained; before then, conversion is limited to 19.99% in aggregate. Series C is not redeemable and has no general voting rights before conversion. On October 7, 2026, holders of Series B preferred warrants exercised warrants for 3,278 Series B preferred shares for $2,950,000 (Note 4).

Although TruGolf is the legal acquirer, Polymath is the accounting acquirer under ASC 805-40. Management based this conclusion on the relative equity values, the potential voting rights of Series C on conversion, the protective rights of the Series C holders and the composition of senior management, including the appointment of Polymath’s Natalie Hirsch as chief financial officer and chief operating officer. The transaction is therefore accounted for as a reverse acquisition: Polymath’s historical financial statements become those of the combined company, and TruGolf’s golf business is the acquired business, with its identifiable assets and liabilities measured at fair value. These pro forma statements do not assume that Series C converts.

Note 2 Basis of presentation

The historical Polymath amounts are derived from its audited consolidated financial statements for the year ended December 31, 2025 and its unaudited condensed consolidated financial statements for the six months ended June 30, 2026. The historical TruGolf amounts are derived from its audited consolidated financial statements for the year ended December 31, 2025 in its Form 10-K and its unaudited condensed consolidated financial statements for the six months ended June 30, 2026 in its Form 10-Q. Both are prepared under U.S. GAAP and presented in U.S. dollars.

Certain historical amounts are reclassified to conform to the combined presentation. No adjustments for differences in accounting policies and no intercompany balances or transactions were identified.

Note 3 Preliminary purchase consideration and allocation

In a reverse acquisition, the consideration is the fair value of the equity interests retained by the legal acquirer’s shareholders. It is measured using TruGolf’s Nasdaq closing price of $2.56 per Class A share on October 8, 2026 for the 1,333,944 Class A and 1,999 Class B shares outstanding immediately before closing, and the approximately $3,490,000 conversion amount of the 117 remaining Series A preferred shares, which convert into Class A shares at a market-based price. No value is attributed to legacy TruGolf options, earnout shares, underwriter warrants or exchanged Series B warrants.

Deemed consideration component	Preliminary amount
Legacy TruGolf Class A common interests	3,414,897
Legacy TruGolf Class B common interests	5,117
Remaining Series A preferred stock	3,490,000
Total deemed consideration	6,910,014

E-7

The preliminary allocation of the consideration to TruGolf’s identifiable assets acquired and liabilities assumed is based on management’s estimates applied to the June 30, 2026 balances, as set out below. No deferred taxes are recognized on the fair value adjustments because TruGolf has a full valuation allowance.

Acquired TruGolf item	June 30 historical	Preliminary allocation
Cash and cash equivalents	6,374,349	6,374,349
Restricted cash	2,100,000	2,100,000
Accounts receivable, net	1,265,013	1,265,013
Inventory	1,391,316	1,391,316
Prepaid expenses and other current assets	1,057,780	1,057,780
Property and equipment	483,963	400,000
Capitalized software and developed technology	4,877,603	2,200,000
Customer relationships, trade names and other intangibles	—	2,050,000
Operating lease right of use assets	417,947	417,947
Other noncurrent assets	31,023	31,023
Total identifiable assets	17,998,994	17,287,428
Accounts payable	3,249,204	3,249,204
Contract liabilities and deferred revenue	5,180,889	5,180,889
Notes, related party debt and bank line	3,462,745	3,462,745
Dividend notes and accrued interest	712,952	707,952
Accrued expenses and other current liabilities	1,903,430	1,903,430
Operating lease liabilities	429,493	429,493
Gross sales royalty payable	1,000,000	900,000
Total liabilities assumed	15,938,713	15,833,713
Identifiable net assets acquired	2,060,281	1,453,715
Goodwill	—	5,456,299
Total deemed consideration	—	6,910,014

Adjustment (b) reflects identifiable intangible assets of $4,250,000: developed technology $2,200,000 (7-year life), franchise and customer relationships $750,000 (10 years), trade name $600,000 (15 years), franchise and regional development agreements $250,000 (5 years), order backlog $350,000 (18 months) and non-compete agreements $100,000 (3 years). These replace TruGolf’s $4,877,603 of capitalized software. Property and equipment is estimated at $400,000, the gross sales royalty payable at $900,000 and the dividend notes payable at $113,362. Contract liabilities are measured under ASC 606, as required by ASC 805-20-30-28. Other assets and liabilities are carried at their historical amounts, which approximate fair value.

Goodwill of $5,456,299 is the excess of the consideration over the identifiable net assets and is not expected to be deductible for tax purposes. The allocation is preliminary and may change materially as valuations are finalized within the measurement period. No liability is recognized for the putative class action and derivative complaint filed against TruGolf on July 24, 2026 (Parker LaChance, D. Utah), because a loss is not probable and reasonably estimable.

E-8

Note 4 Transaction accounting adjustments

(a) Financing proceeds and costs

Financing proceeds reconciliation	Amount
Gross proceeds	2,950,000
Investor counsel fees payable (Kelley Drye & Warren $175,000, Orical $5,000, RPCK Rastegar Panchal $20,000, Venturist Law $50,000)	(250,000)
Cohen Offering Fee payable	(105,000)
Net proceeds allocated to Series B preferred stock	2,595,000

On October 7, 2026, holders exercised Series B preferred warrants for 3,278 Series B preferred shares with a stated value of $3,278,000, for gross cash proceeds of $2,950,000, and received new warrants for 3,000 Series B preferred shares. Investor counsel fees of $250,000 and Cohen & Company’s offering fee of $105,000 are recorded as accounts payable, and the $2,595,000 of net proceeds is allocated to the Series B preferred stock.

(c) Reverse acquisition equity

Adjustment (c) eliminates the historical carrying amount of TruGolf’s equity: Class A common stock of $156, Class B common stock of $2, additional paid-in capital of $52,687,711, treasury stock of $2,382,000 and accumulated deficit of $48,245,588. It also reclassifies Polymath’s $1 of common stock to additional paid-in capital.

The $6,910,014 consideration is credited to Series A preferred stock ($3,490,000) and additional paid-in capital ($3,420,014). Legal capital is allocated to the 1,591,438 Class A shares ($159) and 136,956 Series C shares ($14) at $0.0001 par value. With the $2,483,000 of share-based costs in adjustment (f), the net adjustments are $(46,784,869) to additional paid-in capital and $45,762,588 to accumulated deficit.

(d) Preferred stock and warrants

Series C is not redeemable, participates in dividends on an as-converted basis and is presented in permanent equity at par value; its $136,956,000 stated value is not an additional credit to equity.

Series B preferred stock accrues dividends at 10% a year (12.5% if paid in shares) and converts into Class A shares at a conversion price that resets to market-based prices, subject to a $0.73 floor. Holders can require cash redemption on a bankruptcy triggering event and an exchange at a premium on a change of control. Because these features are outside TruGolf’s control, Series B is presented as temporary equity at its net proceeds. No amount is allocated to the 3,000 new Series B warrants or the 18,000 Series B warrants remaining from the exchange of legacy Series A preferred warrants, which are exercisable at $900 per share. The remaining Series A preferred stock is presented in permanent equity, consistent with TruGolf’s historical financial statements. Liability classification of any of these instruments under ASC 480 or ASC 815 would change the amounts presented. TruGolf must file a resale registration statement for the Series B conversion shares by November 7, 2026; no registration delay payments are accrued because payment is not considered probable.

E-9

(e) Income taxes

No income tax effect is recognized on the pro forma adjustments, because TruGolf has a full valuation allowance and the share-based costs in adjustment (f) are not expected to be deductible.

(f) Share-based transaction costs and compensation

Polymath’s outstanding options were converted into 1,664,266 TruGolf options on equivalent terms. Because Polymath is the accounting acquirer, the conversion is not part of the consideration, and no incremental compensation is recognized.

Options and restricted stock units approved on October 5, 2026 for management, directors and Hamble International are subject to stockholder approval and have no grant date, and new compensation arrangements effective at closing are not reflected.

The 500,000 Polymath shares that vested on completion of the transaction under consultant agreements with Elbrun Ventures and Thompson Peak Ventures were exchanged for 12,254 Class A and 6,518 Series C shares; their cost is $2,355,000 at $4.71 per share. Cohen & Company’s sale transaction fee of 1,087 Class A and 578 Series C shares (50,000 Class A equivalents) is valued at $128,000 at $2.56 per share. These nonrecurring costs of $2,483,000 are presented in professional fees in the 2025 pro forma statement of operations, with a charge to accumulated deficit and a credit to additional paid-in capital.

(b) Statements of operations

Adjustment (b) replaces TruGolf’s historical amortization of capitalized software, recorded in selling, general and administrative expenses, with amortization of the acquired intangible assets. For 2025, amortization of $1,137,950 is replaced with $745,952, a net reduction of $391,998. For the six months ended June 30, 2026, amortization of $755,726 is replaced with $372,976, a net reduction of $382,750. Order backlog amortization is $233,333 in 2025 and $116,667 in the six months. The effect of the property and equipment adjustment on depreciation is not material.

The only nonrecurring item in the pro forma statements of operations is the $2,483,000 of transaction-related share costs in 2025.

E-10

Note 5 Net loss per share (g)

Pro forma loss per share assumes that the shares issued in the transaction were outstanding from January 1, 2025. Polymath’s historical weighted average shares are recast at 0.024509 Class A shares per Polymath share, and the 1,333,944 Class A and 1,999 Class B shares held by legacy TruGolf shareholders are added.

Basic denominator component	Year 2025	Six months 2026
Recast continuing Polymath common weighted average	245,172	245,240
Legacy TruGolf common interests deemed acquired	1,335,943	1,335,943
Other required basic share effects	13,341	13,341
Total basic weighted average common shares	1,594,456	1,594,524

Other basic share effects are the 12,254 Class A shares issued for the consultant shares and Cohen’s 1,087 Class A shares. Class B shares convert one-for-one into Class A and share equally in dividends and liquidation.

Series C is a participating security. It is excluded from basic loss per share because it does not share in losses, and from diluted loss per share because its conversion depends on approvals not yet obtained (ASC 260-10-45-48). Options and warrants are antidilutive in loss periods, so diluted loss per share equals basic.

Income available to common stockholders is reduced by Series B dividends of 10% on $3,278,000 of stated value ($327,800 for 2025 and $163,900 for the six months ended June 30, 2026).

EPS numerator reconciliation	Year 2025	Six months 2026
Historical combined net loss before adjustments	(10,469,321)	(10,226,746)
Transaction Accounting Adjustments, after tax	(2,091,002)	382,750
Pro forma net income (loss)	(12,560,323)	(9,843,996)
Preferred returns and two-class allocations	(327,800)	(163,900)
Income (loss) available to common stockholders	(12,888,123)	(10,007,896)
Basic earnings (loss) per common share	$(8.08)	$(6.28)
Diluted earnings (loss) per common share	$(8.08)	$(6.28)

E-11